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Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTIONS 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Metromedia International Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (a)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 10th day of October, 2003.

METROMEDIA INTERNATIONAL GROUP, INC.
/s/ MARK S. HAUF Mark S. Hauf President, Chief Executive Office and Chairman of the Board

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002